Strategic Report	12 Months Ended
Dec. 31, 2017
Disclosure Of Information Included In The Strategic Report [Abstract]
Disclosure of information included in the strategic report
Our global businesses
Our operating model consists of four global businesses and a Corporate Centre, supported by HSBC Operations Services and Technology, and 11 global functions, including: risk, finance, financial crime risk, legal, marketing and human resources.

Retail Banking and Wealth Management (‘RBWM’)	Commercial Banking (‘CMB’)	Global Banking and Markets (‘GB&M’)	Global Private Banking (‘GPB’)
We help millions of people across the world to manage their finances, buy their homes, and save and invest for the future. Our Insurance and Asset Management businesses support all our global businesses in meeting their customers’ needs.

We support approximately 1.7 million business customers in 53 countries and territories with banking products and services to help them operate and grow. Our customers range from small enterprises focused primarily on their domestic markets, through to large companies operating globally.

We provide financial services and products to companies, governments and institutions. Our comprehensive range of products and solutions, across capital financing, advisory and transaction banking services, can be combined and customised to meet clients’ specific objectives.
We help high net worth individuals and their families to grow, manage and preserve their wealth.
Adjusted profit before tax<>
(2016: $5.2bn)	(2016: $5.9bn)	(2016: $5.5bn)	(2016: $0.3bn)
$6.5bn	$6.8bn	$5.8bn	$0.3bn
Adjusted risk-weighted assets<>
(31 Dec 2016: $114.7bn)	(31 Dec 2016: $286.9bn)	(31 Dec 2016: $307.7bn)	(31 Dec 2016: $15.7bn)
$121.5bn	$301.0bn	$299.3bn	$16.0bn
<>Our global businesses are presented on an adjusted basis, which is consistent with the way in which we assess the performance of our global businesses.

Delivery against Group financial targets

Return on equity 5.9%	Adjusted jaws<> +1%	Dividends per ordinary share in respect of 2017 $0.51

ÑFor further details, see page 17.

HSBC Holdings plc	3
Retail Banking and Wealth Management (‘RBWM’)
RBWM serves close to 37 million customers worldwide through four main businesses: Retail Banking, Wealth Management, Asset Management and Insurance. Our HSBC Premier and Advance propositions are aimed at mass affluent and emerging affluent customers who value international connectivity and benefit from our global reach and scale. For customers with simpler banking needs, RBWM offers a full range of products and services reflecting local requirements.
Key events

–
Significant investment in digital transformation across our six core markets, reshaping the branch network and sales force, and improving customer engagement, including the launch of a payment app in Hong Kong (PayMe) and voice biometrics in the UK.

–	Continued to attract customer deposits (up 5%), providing the potential to benefit from future interest rate rises; lending balances increased by 7%.

–	Strong growth in sales of investment products, notably equities (up 45%) and mutual funds (up 22%), and growth in insurance annualised new business premiums (up 7%), primarily in Asia.
Financial performance
Adjusted profit before tax of $6.5bn was $1.2bn or 24% higher, reflecting strong revenue growth from deposits and Wealth Management, as well as lower LICs, partly offset by higher operating expenses. We achieved positive adjusted jaws of 4.0%.
Adjusted revenue of $20.3bn was $1.7bn or 9% higher, reflecting:
Higher revenue in Retail Banking (up $0.8bn or 6%):

–	Growth in revenue from current accounts, savings and deposits (up $1.1bn) due to wider spreads and higher balances primarily in Hong Kong, and also in the US and Mexico.
This was partly offset by:

–
Lower personal lending revenue (down $0.3bn), reflecting mortgage spread compression, primarily in Hong Kong, mainland China and the US. This was partly offset by lending growth of $22.2bn, notably driven by mortgages in the UK and Hong Kong, where we grew our market share.

Higher revenue in Wealth Management (up $0.9bn or 18%):

–
Growth in life insurance manufacturing revenue (up $0.5bn) including favourable movements in market impacts of $0.3bn in 2017 compared with adverse movements of $0.4bn in 2016, due to interest rate and equity market movements, notably in Asia and France, and to a lesser extent higher insurance sales in Asia.

–	Higher investment distribution revenue (up $0.4bn), primarily from higher sales of mutual funds and retail securities in Hong Kong, reflecting increased investor confidence.
Adjusted LICs of $1.0bn were $0.2bn or 14% lower, reflecting reductions in Turkey of $85m and in the US of $44m, as credit quality improved. This was partly offset in Mexico where higher LICs ($24m) reflected targeted growth in unsecured lending and associated higher delinquency rates. In the UK LICs of $132m were marginally higher, but remained at very low levels (10bps of the portfolio) as higher LICs relating to mortgages and unsecured lending were partly offset by a release from the sale of a loan portfolio.
Adjusted operating expenses of $12.8bn were $0.7bn or 5% higher, mainly due to investment in growth initiatives, notably in retail business banking, in our international proposition as we introduced new products and services, and in mainland China. Transformational and other cost savings partly offset inflation and higher performance-related pay.

					2017 vs 2016
Management view of adjusted revenue<>	Footnotes	2017 $m	2016 $m	2015 $m	$m	%
Net operating income	3
Retail Banking		13,495	12,695	12,508	800	6%
– current accounts, savings and deposits		6,344	5,213	4,814	1,131	22%
– personal lending		7,151	7,482	7,694	(331)	(4)%
mortgages		2,337	2,546	2,648	(209)	(8)%
credit cards		2,899	3,034	3,218	(135)	(4)%
other personal lending	4	1,915	1,902	1,828	13	1%
Wealth Management		6,224	5,292	5,748	932	18%
– investment distribution	5	3,276	2,904	3,230	372	13%
– life insurance manufacturing		1,893	1,401	1,544	492	35%
– asset management		1,055	987	974	68	7%
Other	6	568	555	582	13	2%
Year ended 31 Dec		20,287	18,542	18,838	1,745	9%
Adjusted RoRWA (%)	7	5.5	4.6	4.8
ÑFor footnotes, see page 85.
Change in adjusted profit before tax
+24%

18	HSBC Holdings plc
Commercial Banking (‘CMB’)
CMB serves approximately 1.7 million customers in 53 countries and territories. Our customers range from small enterprises focused primarily on their domestic markets to corporates operating globally. We support customers with tailored financial products and services to allow them to operate efficiently and grow.
Services provided include working capital, term loans, payment services and international trade facilitation, as well as expertise in mergers and acquisitions, and access to financial markets.
Key events

–	Corporate customer value from our international subsidiary banking proposition grew 19%* compared with 2016, continuing to demonstrate the value of our global network.

–
In GLCM we launched a number of mobile solutions, including the government sponsored Unified Payments Interface in India, and Omni-Channel mobile collections in China. We also rolled out Voice and Touch ID in 37 markets and launched the next generation of HSBCnet.

–
HSBC was named the world’s Best Trade Finance Bank and Most Innovative Bank by Global Trade Review magazine. We also announced a strategic partnership with Tradeshift, the world’s largest business commerce platform, which will enable companies of all sizes to manage their global supply chains and working capital requirements from one simple online platform, from any device.

Financial performance
Adjusted profit before tax of $6.8bn was $0.9bn or 15% higher, reflecting higher revenue and lower LICs. This was partly offset by an increase in operating expenses. We achieved positive adjusted jaws of 1.3%.
Adjusted revenue of $13.2bn was $0.6bn or 5% higher, as strong growth in GLCM and increased revenue in C&L were partly offset by a reduction in GTRF revenue.

–
In GLCM, revenue increased by $536m or 13%, notably in Hong Kong and mainland China, reflecting wider spreads. Average balances grew 5%, reflecting customer deposit retention and new customer acquisitions. In the UK, average balance sheet growth of 10% was more than offset by narrower spreads due to the impact of the base rate reduction in 2016.

–
In C&L, revenue increased by $52m or 1%. In the UK, revenue increased as lending growth more than offset narrower spreads. By contrast, revenue in Asia was lower, as balance growth in Hong Kong was more than offset by the effects of spread compression in Hong Kong and mainland China, in part reflecting competitive pressures. Revenue in the US was lower, as we reposition the portfolio towards higher returns.

–
In GTRF, revenue was $21m or 1% lower, representing a stabilisation in performance following a challenging 2016. Notably, revenue increased in both Asia and the UK, reflecting balance sheet growth. However, this was more than offset by a reduction in revenue in the Middle East and North Africa (‘MENA’), reflecting the effect of managed customer exits in the UAE.

Adjusted LICs of $0.5bn were $0.5bn or 49% lower, notably in North America and the UK, primarily related to exposures in the oil and gas sector, and were also lower in France and Spain. In Asia, lower LICs in Singapore and mainland China were largely offset by higher LICs in Hong Kong, across various sectors.
Adjusted operating expenses were $0.2bn or 3% higher. This reflected our continued investment in Global Standards and digital capabilities, as well as inflation. This was partly offset by a reduction from our cost-saving initiatives.
Adjusted RWAs increased by 5% to $301bn reflecting growth in lending, mainly in Asia and Europe, in part funded through management initiatives which reduced RWAs by $14bn.

					2017 vs 2016
Management view of adjusted revenue<>	Footnotes	2017 $m	2016 $m	2015 $m	$m	%
Net operating income	3
Global Trade and Receivables Finance		1,817	1,838	2,039	(21)	(1)%
Credit and Lending		5,061	5,009	4,934	52	1%
Global Liquidity and Cash Management		4,783	4,247	4,077	536	13%
Markets products, Insurance and Investments and Other	8	1,562	1,525	1,457	37	2%
Year ended 31 Dec		13,223	12,619	12,507	604	5%
Adjusted RoRWA (%)	7	2.3	2.1	1.9

ÑFor footnotes, see page 85.
Change in adjusted profit before tax
+15%

*
Analysis relates to corporate client income which includes total income from GB&M synergy products, including Foreign Exchange and Debt Capital Markets. This measure differs from reported revenue in that it excludes Business Banking and Other and internal cost of funds.

HSBC Holdings plc	19
Global Banking and Markets (‘GB&M’)
GB&M serves approximately 4,100 clients in more than 50 countries and territories. It supports major government, corporate and institutional clients worldwide. Our product specialists continue to deliver a comprehensive range of transaction banking, financing, advisory, capital markets and risk management services.
Key events

–
The first foreign bank with a majority-owned securities joint venture in China, Qianhai Securities Limited, which will allow us to provide GB&M and CMB clients with a broad spectrum of investment banking and markets services in China.

–	Issued the world’s first corporate sustainable development bond.
Financial performance
Adjusted profit before tax of $5.8bn was $0.3bn or 5% higher, reflecting a strong revenue performance, partly offset by higher operating expenses, while achieving positive adjusted jaws of 1.3%.
Adjusted revenue of $15.1bn was $0.4bn or 3% higher, with growth in all of our businesses. The increase included a net adverse movement of $0.2bn on credit and funding valuation adjustments. Excluding these movements, adjusted revenue increased by $0.6bn or 4%. The increase in revenue primarily reflected the following:

–
Revenue growth in all of our transaction banking products, notably GLCM (up $0.3bn) and Securities Services (up $0.2bn). These increases reflected continued momentum as we won and retained client mandates, and benefited from higher interest rates, particularly in Asia and the US.

–
Global Markets revenue was resilient (up $33m), despite lower volatility in 2017, compared with more robust trading conditions in 2016. In Equities revenue increased by $0.3bn, as we continued to capture market share from Prime Financing products. This was largely offset by Fixed Income, Currencies and Commodities, where revenue decreased by $0.2bn, reflecting subdued trading conditions.

–
Global Banking revenue was marginally higher than 2016 (up $16m), reflecting growth in lending balances and continued momentum in investment banking products, which broadly offset the effects of tightening spreads on lending in Asia.

Adjusted LICs of $0.5bn were broadly unchanged from the prior year. LICs in 2017 related to two large corporate exposures in Europe, compared with 2016, which included a small number of individually assessed LICs, notably on exposures in the oil and gas, and mining sectors in the US.
Adjusted operating expenses increased by $0.1bn or 1%, reflecting higher performance-related pay, pension and severance costs. Our continued cost management and efficiency improvements, and saves from technology investments, broadly offset the effects of inflation.
We have exceeded the RWA reduction target set in our Investor Update in June 2015, with a cumulative reduction in RWAs from management initiatives of $128bn. This includes a further RWA reduction of $32bn in 2017. Our adjusted RoRWA improved to 1.9% from 1.7% in 2016.

					2017 vs 2016
Management view of adjusted revenue<>	Footnotes	2017 $m	2016 $m	2015 $m	$m	%
Net operating income	3
Global Markets		6,689	6,656	6,010	33	—%
Foreign Exchange		2,568	2,764	2,658	(196)	(7)%
Rates		1,970	2,120	1,404	(150)	(7)%
Credit		900	781	606	119	15%
– FICC		5,438	5,665	4,668	(227)	(4)%
– Equities		1,251	991	1,342	260	26%
Global Banking		3,807	3,791	3,757	16	—%
Global Liquidity and Cash Management		2,197	1,885	1,744	312	17%
Securities Services		1,746	1,561	1,600	185	12%
Global Trade and Receivables Finance		700	689	682	11	2%
Principal Investments		318	226	226	92	41%
Credit and funding valuation adjustments	9	(262)	(51)	186	(211)	(414)%
Other	10	(104)	(42)	73	(62)	(148)%
Year ended 31 Dec		15,091	14,715	14,278	376	3%
Adjusted RoRWA (%)	7	1.9	1.7	1.5
ÑFor footnotes, see page 85.
Change in adjusted profit before tax
+5%

20	HSBC Holdings plc
Global Private Banking (‘GPB’)
GPB serves high net worth individuals and families, including those with international banking needs.
We provide a full range of private banking services, including Investment Management, which includes advisory and brokerage services, and Private Wealth Solutions, which comprises trusts and estate planning, to protect and preserve wealth for future generations.
Key events

–	Net new money inflows of $15bn in key markets targeted for growth, especially in Hong Kong.

–	Significant progress made with repositioning, with outflows of over $15bn in 2017.

–	Positive momentum with significant growth in discretionary and advisory mandates in 2017.
Financial performance
Adjusted profit before tax of $296m was $24m or 9% higher as a reduction in operating expenses was partly offset by lower revenue. We achieved positive adjusted jaws of 3.2%.
Adjusted revenue of $1.7bn was $45m or 3% lower, reflecting the continued impact of client repositioning. Revenue from the markets that we have targeted for growth increased by 10%. This was mainly in Hong Kong, due to growth in investment revenue reflecting increased client activity, and higher deposit income from wider spreads.
Adjusted LICs of $16m in 2017 primarily related to a single client in the UK.
Adjusted operating expenses of $1.4bn were $85m or 6% lower, mainly as a result of a managed reduction in FTEs and the impact of our cost-saving initiatives.

					2017 vs 2016
Management view of adjusted revenue<>	Footnotes	2017 $m	2016 $m	2015 $m	$m	%
Net operating income	3
Investment revenue		693	733	902	(40)	(5)%
Lending		387	411	411	(24)	(6)%
Deposit		401	342	354	59	17%
Other		222	262	299	(40)	(15)%
Year ended 31 Dec		1,703	1,748	1,966	(45)	(3)%
Adjusted RoRWA (%)	7	1.8	1.6	2.1

ÑFor footnotes, see page 85.
Change in adjusted profit before tax
+9%
Corporate Centre
Corporate Centre comprises Central Treasury, including Balance Sheet Management (‘BSM’), our legacy businesses, interests in our associates and joint ventures, central stewardship costs and the UK bank levy.
Financial performance
Adjusted profit before tax of $1.7bn was $0.4bn or 17% lower, reflecting lower revenue and higher operating expenses, partly offset by a fall in LICs.
Adjusted revenue fell by $0.4bn or 27%, mainly due to a decrease of $0.7bn related to the US run-off portfolio with respect to the disposal of the remaining loan portfolio during 2017. In Central Treasury revenue also decreased (down $0.1bn), due to:

–	higher interest on our debt (up $0.3bn), mainly from higher costs of debt issued to meet regulatory requirements; and

–	a reduction in revenue in BSM (down $0.3bn) reflecting lower yield rates and increased utilisation of the Group’s surplus liquidity by the global businesses; partly offset by:

–
favourable fair value movements relating to the economic hedging of interest and exchange rate risk on our long-term debt with long-term derivatives of $0.1bn, compared with adverse movements of $0.3bn in 2016.

Other income increased by $0.4bn, which included revaluation gains on investment properties.
Net loan impairment releases of $182m compared with adjusted LICs of $22m in 2016. This reflected lower LICs in the US run-off portfolio, and higher net releases related to our legacy credit portfolio.
Adjusted operating expenses of $2.1bn were $0.2bn or 8% higher due to investment in regulatory programmes and compliance, partly offset by lower US run-off portfolio costs.
Adjusted income from associates rose by $55m or 2%.

					2017 vs 2016
Management view of adjusted revenue<>	Footnotes	2017 $m	2016 $m	2015 $m	$m	%
Net operating income	3
Central Treasury	11	1,340	1,454	1,760	(114)	(8)%
Legacy portfolios		8	724	1,233	(716)	(99)%
– US run-off portfolio		40	692	1,165	(652)	(94)%
– Legacy credit		(32)	32	68	(64)	(200)%
Other	12	(128)	(512)	(160)	384	(75)%
Year ended 31 Dec		1,220	1,666	2,833	(446)	(27)%
ÑFor footnotes, see page 85.

HSBC Holdings plc	21
Remuneration for our executive Directors
Our remuneration policy for executive Directors was approved in our 2016 Annual General Meeting (‘AGM’) and is intended to apply for three performance years until the AGM in 2019. Full details of our remuneration policy can be found online in our Directors’ Remuneration Policy Supplement 2017.
The table below shows the amount our executive Directors earned in 2017.
ÑFor details of Directors’ pay and performance for 2017, see the Directors’ Remuneration Report on page 186.
(Audited)

(in £000)		Base salary	Fixed pay allowance	Cash in lieu of pension	Annual incentive	LTI[1]	Sub-total	Taxable benefits	Non-taxable benefits	Notional returns	Total
Douglas Flint[2]	2017	1,125	—	338	—	—	1,463	83	64	—	1,610
	2016	1,500	—	450	—	—	1,950	100	86	—	2,136
Stuart Gulliver[3]	2017	1,250	1,700	375	2,127	—	5,452	500	71	63	6,086
	2016	1,250	1,700	375	1,695	—	5,020	557	71	27	5,675
Iain Mackay	2017	700	950	210	1,334	—	3,194	64	37	42	3,337
	2016	700	950	210	987	—	2,847	52	37	17	2,953
Marc Moses	2017	700	950	210	1,358	—	3,218	16	38	42	3,314
	2016	700	950	210	1,005	—	2,865	15	38	18	2,936

1.
The first LTI award was made in February 2017, with a performance period ending in 2019. Vesting of the first LTI award will be included in the single figure table for the financial year ending on 31 December 2019.

2.	Douglas Flint stepped down from the Board on 30 September 2017 and his remuneration reflects time served as an executive Director. Details on retirement arrangements are provided on page 196.

3.
To meet regulatory deferral requirements for 2017, 60% of the annual incentive award of Stuart Gulliver has been deferred in shares and will vest in five equal instalments between the third and seventh anniversary of the grant date.

HSBC Holdings plc	31